              CERTIFICATE REGARDING DISTRIBUTION OF LOAN PROCEEDS
                             AND INDEMNITY AGREEMENT


      THIS CERTIFICATE is made as of September 22, 1998 by MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership, MISSION WEST PROPERTIES, L.P. II, a Delaware limited partnership, and MISSION WEST PROPERTIES, L.P. III, a Delaware limited partnership, each having offices at 10050 Bandley Drive, Cupertino, California 95014 (each a "Borrower" and collectively, "Borrowers"), to and for the benefit of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Prudential"), in conjunction with a loan (the "Loan") made or to be made by Prudential to Borrowers in the amount of One Hundred Thirty Million Dollars ($130,000,000.00) as more particularly described in that certain First Mortgage Loan Application dated June 24, 1998 and executed by Borrowers (the "Application").

      This Certificate is made with respect to the following facts and circumstances:

      A. The Loan is to be evidenced by that certain Promissory Note of even date herewith (the "Note") in the principal amount of One Hundred Thirty Million Dollars ($130,000,000.00) executed by Borrowers as an aggregate loan to all Borrowers as hereinafter described.

      B. The Note shall be secured by, among other things, that certain Deed of Trust, Security Agreement, and Fixture Filing with Assignment of Rents and Proceeds of even date herewith executed by Borrowers, as Trustor, in favor of Prudential, as Beneficiary (the "Deed of Trust"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Deed of Trust.

      C. Borrowers have advised Prudential, and Prudential has agreed, subject to the certifications, warranties and representations of Borrowers contained in this Certificate, that Borrowers desire that the proceeds of the Loan allocated to each Borrower be allocated amongst the Borrowers, but in an amount that (i) neither constitutes less than a substantial portion of the fair market value of the Property of such Borrower that is being used as collateral for the Loan,
(ii) nor is more than 75% of the value of such Property as shown on Exhibit A attached hereto. Borrowers understand and acknowledge that such allocation reflects the commercial benefits being received by each Borrower from the Loan transaction as well as the equitable allocation of Operating Partnership Units held by each Borrower at the time of Loan closing.

      D. Borrowers have requested that the Loan amount be encompassed in one loan with a single set of Loan Documents binding all Borrowers notwithstanding that the Loan proceeds are to be divided amongst Borrowers. Prudential has agreed to allow Borrowers to borrow the funds using this structure solely because of Borrowers' request.

      E. On the basis of the foregoing facts and circumstances, Prudential is willing to make the Loan as requested by Borrowers, but only in reliance on the acknowledgments, representations and warranties of Borrowers contained herein.

      NOW, THEREFORE, in order to induce Prudential to make the Loan, and in consideration thereof and with the understanding that Prudential is relying thereon, Borrowers hereby jointly and severally agree and certify as follows:

      1. LOAN STRUCTURE. Borrowers acknowledge that, at Borrowers' request, the Loan is made in the aggregate to Borrowers, and is evidenced by and made pursuant to the Note, and that the Note is or is to be secured by a deed of trust to be recorded in Alameda County, California and Santa Clara County, California. The Note provides for joint and several liability among Borrowers at Borrowers' request. Borrowers further acknowledge that any nonpayment of principal or interest, including one resulting from one Borrower's failure to pay any portion of the Note or any installment of principal or interest due thereunder, may result in the Loan being declared in default, and all unpaid principal under the Note accelerated. Without limiting the generality of the foregoing, in such event all proceeds of the foreclosure sale of any Borrower's property may be applied to satisfy the Note. Further, each Borrower acknowledges and understands that such foreclosure sale proceeds may be applied to satisfy the Note even if the value of such Borrower's property is greater than the portion of the Note that such Borrower may be responsible for as agreed among Borrowers. Borrowers have determined the allocation of Loan proceeds pursuant to standards set forth of the Recitals set forth in PARAGRAPH C above and Prudential shall not be responsible for the allocation of such proceeds of the Loan among Borrowers.

      2. CERTAIN CONSEQUENCES OF LOAN STRUCTURE. Each Borrower has been informed and understands that the consequences of becoming obligated under the Loan Documents that secure the Loan is that each Borrower's respective land, improvements and other property is being encumbered as collateral for the entire Loan. Each Borrower further understands and has been informed that in the event of a default under the Loan, all Borrowers must act together for purposes of curing any defaults, and that the failure to do so could result in the foreclosure and sale, and ultimate loss, of each Borrower's respective Property.

      3. ALLOCATION AND DISTRIBUTION OF THE PROCEEDS OF THE LOAN.

           (a) Borrowers hereby acknowledge, represent and warrant that the proceeds of the Loan allocated to, and to be received by, each Borrower shall be in an amount that (i) neither constitutes less than a substantial portion of the fair market value of the Property of such Borrower that is being used as collateral for the Loan, (ii) nor is more than 75% of the value of such Property as shown on EXHIBIT A attached hereto. The rights and remedies of Prudential under the Loan Documents shall not be diminished, reduced or modified due to allocation of the proceeds of the Loan among Borrowers.

           (b) Each Borrower agrees that up to a maximum amount not to exceed its share of the Loan (per subsection (a)(ii)) and corresponding interest and other expenses, it shall reimburse and indemnify and hold harmless the other Borrowers (each an "Indemnitee") for any claim, loss, liability, damage or expense suffered or paid by the Indemnitee (including payments of the Loan and the loss of the Indemnitee's respective property as a result of the exercise of Prudential's remedies under the Loan Documents) because (i) such Borrower fails to make its allocated share of payments under the Loan (based on the percentages noted in subsection (a) above with respect to the Loan), or (ii) at the time of foreclosure or transfer by deed in lieu of foreclosure, the value of such Borrower's property so foreclosed or transferred has declined proportionately more (based on the percentages noted in subsection (a) above with respect to the Loan) than another Indemnitee's property since the date of this Certificate. Borrowers shall be entitled to set off claims related to this Loan transaction against one another so that the aggregate obligation of a Borrower shall not exceed the maximum amount provided in the preceding sentence. Nothing contained in this Agreement shall diminish the
      obligations  of  each  Borrower  to  indemnify  the  General   Partner  in
      accordance  with  the  terms  of  such  Borrower's   limited   partnership
      agreement.

      4. REPRESENTATIONS REGARDING LOAN STRUCTURE AND TERMS. Borrowers jointly and severally represent and warrant to Prudential that Borrowers have requested that the Loan be made upon the following terms and acknowledge that Prudential has agreed to such terms only on account of Borrowers' request to do so:

           (a) The interest rate and repayment terms of the Loan are more favorable than those that each individual Borrower could have obtained on its own without the "pooling" of all of the collateral as security for the Loan, and without the joint and several liability features of the Note.

           (b) All of the individual parcels of land encumbered by the Deed of Trust are interrelated in a manner such that financing of each of the separate parcels apart from the others would be upon terms that are less favorable to Borrowers, and Prudential would not finance each parcel separately under such more favorable terms.

           (c) The structure of the Loan has been devised in order to accommodate Borrowers' existing operational structure in order to best serve Borrowers' collective interests.

      5.  REPRESENTATIONS  REGARDING  BORROWERS'  SOLVENCY.   Borrowers  further
jointly and severally covenant, represent and warrant to Prudential as follows:

           (a) The proceeds of the Loan to be received by each of Borrowers, coupled with the additional consideration described in subparagraph 4(b) and other consideration described in the Loan Documents constitute reasonably equivalent value in exchange for all of the transfers made and obligations incurred by Borrowers under the Loan Documents.

           (b) The Deed of Trust is not being executed by Borrowers for or on account of any antecedent debt owed by any Borrower to Prudential.

           (c) None of Borrowers is insolvent as of the date hereof, nor shall any Borrower be insolvent on the date of the Loan closing or the date of any Transfer.

           (d) The execution, delivery, and recordation of the Deed of Trust is intended by Borrowers and Prudential to be a contemporaneous exchange for new value given to Borrowers, and shall in fact be a substantially contemporaneous exchange.

           (e) The transfers made and obligations incurred by Borrowers under the Loan Documents are not made with actual intent to hinder, delay, or defraud any entity to which any Borrower was, is, or subsequently becomes indebted.

           (f) No Borrower is or shall be insolvent on the date that any transfer is to be made or obligation to be incurred under the terms of the Loan Documents or on the date of the Loan closing, nor shall any Borrower become insolvent as a result of such transfer or obligation.

           (g) No Borrower is engaged in business or a transaction, or is about to engage in business or a transaction, on the date of this Certificate, the Loan closing or any such transfer, for which any property remaining with such Borrower is an unreasonably small amount of capital.

           (h) No Borrower intends to incur, or believes that it would incur, debts that would be beyond such Borrower's ability to pay as such debts matured.

      6. INDEMNITY. Borrowers jointly and severally agree to indemnify, defend, protect and hold harmless Prudential against any losses, claims, damages, liabilities, or expenses (including attorneys' fees), suffered or incurred by Prudential in the event of any misrepresentation by any Borrower in this Certificate.

      7. ATTORNEYS' FEES. Borrowers further agree that if any suit, action or proceeding of any kind (an "action") is brought by any party hereto to enforce, defend or interpret any provision of this Certificate (including an action for declaratory relief), the prevailing party in such action shall recover from the other parties to such action all reasonable costs and expenses which the prevailing party may incur in bringing or defending such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall specifically provide for the recovery of all reasonable costs and expenses incurred by the prevailing party in connection therewith including, without limitation, costs and expenses incurred in enforcing such judgment. Prudential shall have the right (but not the obligation) to commence, appear in, or defend any action purporting to affect any of the interests, rights, obligations or liabilities of Prudential or Borrowers in connection with this Certificate or any document referred to in this Certificate or executed in connection with this Certificate, and Borrowers agree to pay to Prudential on demand all costs and expenses reasonably incurred by Prudential in connection therewith.

      8. SURVIVAL. This Certificate and the representations and warranties made herein shall survive the closing of the Loan, and the execution and delivery of the Loan Documents.

     9.  COUNTERPARTS.   This  Certificate  may  be  executed  in  one  or  more
counterparts and such counterparts taken together shall constitute one and the same document.

      IN WITNESS WHEREOF, Borrowers have executed this Certificate as of the day and year first written above.

                               BORROWERS:

                               MISSION WEST PROPERTIES, L.P.,
                               a Delaware limited partnership

                               By:Mission West Properties,
                                  a California corporation, its general partner

                                  By:  ________________________________
                                      Carl E. Berg, Chairman, President, CEO


                               MISSION WEST PROPERTIES, L.P. I,
                               a Delaware limited partnership

                               By:Mission West Properties,
                                  a California corporation, its general partner

                                  By:  ________________________________
                                      Carl E. Berg, Chairman, President, CEO


                               MISSION WEST PROPERTIES, L.P. II,
                               a Delaware limited partnership

                               By:Mission West Properties,
                                  a California corporation, its general partner

                                  By:  ________________________________
                                      Carl E. Berg, Chairman, President, CEO


                               MISSION WEST PROPERTIES, L.P. III,
                               a Delaware limited partnership

                               By:Mission West Properties,
                                  a California corporation, its general partner

                                  By:  ________________________________
                                      Carl E. Berg, Chairman, President, CEO

                                  EXHIBIT A to
  CERTIFICATE REGARDING DISTRIBUTION OF LOAN PROCEEDS AND INDEMNITY AGREEMENT


      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------
      PROPERTY ADDRESS(ES)         PROPERTY       OWNERSHIP
                                      VALUE
      -----------------------------------------------------
      -----------------------------------------------------
      4949 Hellyer Avenue          $20,909,728    MWP, LP
      -----------------------------------------------------
      -----------------------------------------------------
      4050 Starboard Drive         $7,507,118     MWP, LP
      -----------------------------------------------------
      -----------------------------------------------------
      45700 Northport Loop East    $7,118,116     MWP, LP
      -----------------------------------------------------
      -----------------------------------------------------
      45738 Northport Loop West    $6,059,223     MWP, LP
      -----------------------------------------------------
      -----------------------------------------------------
                                   $41,594,185
      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------
      10300 Bubb Road              $4,269,094     MWP, LP
                                                  I
      -----------------------------------------------------
      -----------------------------------------------------
      10500 North De Anza          $57,907,240    MWP, LP
      Boulevard                                   I
      -----------------------------------------------------
      -----------------------------------------------------
      1230 \ 1250 East Arques      $13,129,708    MWP, LP
      Avenue                                      I
      -----------------------------------------------------
      -----------------------------------------------------
      1135 Kern Avenue             $2,402,338     MWP, LP
                                                  I
      -----------------------------------------------------
      -----------------------------------------------------
      450/460 National Avenue      $4,526,751     MWP, LP
                                                  I
      -----------------------------------------------------
      -----------------------------------------------------
                                   $82,235,131
      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------
      3236 Scott Boulevard         $7,305,892     MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
      1212 Bordeaux                $10,102,559    MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
      1170 Morse                   $4,097,835     MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
      6311 San Ignacio             $2,995,501     MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
      6321 / 6325 San Ignacio      $12,365,352    MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
      6331 San Ignacio             $14,917,702    MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
      6341 / 6351 San Ignacio      $8,905,930     MWP, LP
                                                  II
      -----------------------------------------------------
      -----------------------------------------------------
                                   $60,690,771
      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------
      3550 \ 3560 \ 3570 \ 3580    $21,496,897    MWP, LP
      Bassett Street                              III
      -----------------------------------------------------
      -----------------------------------------------------
      3540 \3542 \ 3544 Bassett    $11,801,222    MWP, LP
      Street                                      III
      -----------------------------------------------------
      -----------------------------------------------------
                                   $33,298,119
      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------

      -----------------------------------------------------
      -----------------------------------------------------
      PORTFOLIO TOTAL              $217,818,206
      -----------------------------------------------------